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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated March 24, 1998 included in R&B Falcon Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas
September 14, 1998